Exhibit 99.2


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Real Estate Fund 85-A Limited Partnership (the "Partnership") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Larson, Chief Financial Officer of Net Lease Management 85-A, Inc., the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                           /s/ Mark E Larson
                               Mark E. Larson, Chief Financial Officer
                               Net Lease Management 85-A, Inc.
                               Managing General Partner
                               November 1, 2002